SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2006

KAIROS HOLDINGS INC.
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Exact Name of Registrant Specified in Charter

Nevada	000-27277	88-0503197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Dr., Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

(407)-370-4300
Registrant's telephone number, including area code:
(Former Name or Former Address, if Changed Since Last Report)

Item 2.1. Completion of Acquisition or Disposition of Assets.

Company issues press release on further investment in portfolio company Entellectual Solutions Properties Group Inc., nka VitalTrust Solutions Inc

Item 5.02 Departures of Directors and principal officers.

Company issues Press Release announcing the resignations of Charles Giannetto, James E. Jenkins, David Eison as directors of the Company and David Eison and Mark Width as officers. Further, the Company announces the appointment of Charles Broes as CEO.

Item 7. Financial Statement, Pro Forma Financial Information AND
EXHIBITS.

(c) Exhibits.

99.1	Company Press Release on ESPG.
99.2	Resignations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

Date: April 3, 2006	By:	/s/ Charles Broes

CEO

EXHIBIT INDEX

EXHIBIT DESCRIPTION
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99.1	Company issues Press Release on ESPG and resignation of officers and directors
99.2	Resignations